SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 14, 2009
                                                           -------------


                            BellaVista Capital, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                     0-30507                   94-3324992
         --------                     -------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


                 15700 Winchester Blvd, Los Gatos, CA      95030
                 ------------------------------------      -----
               (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (408) 354-8424
                                                           --------------

                                       N/A
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition.

The registrant mailed a letter dated July 13, 2009 to its shareholders which provides certain summary and updated information concerning the registrant's operations. A copy of the letter is attached to this report as Exhibit 20.1.

The letter attached to this report as Exhibit 20.1 contains forward-looking statements. All statements other than statements of historical fact may be forward-looking statements. These include statements regarding the registrant's future financial results, operating results, business strategies, projected costs and capital expenditures, products, competitive positions, and plans and objectives of management for future operations. Forward-looking statements may be identified by the use of words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "intend" and "continue," or the negative of these terms, and include the assumptions that underlie such statements. The registrant's actual results could differ materially from those expressed or implied in these forward-looking statements as a result of various risks and uncertainties, including those set forth in the registrant's annual report on Form 10-K for the year ended September 30, 2008 under Item 1, "Description of Business - Risk Factors." All forward-looking statements in the letter attached to this report are based on information available to the registrant as of the date hereof and the registrant assumes no obligation to update any such statements.


Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

Exhibit 20.1      Letter to Shareholders dated July 13, 2009


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   July 13, 2009                     BellaVista Capital, Inc.


                                           By: /s/ WILLIAM OFFENBERG
                                           ----------------------------
                                           Name: William Offenberg
                                           Title: Chief Executive Officer